UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 10, 2007
Date of Report (Date of earliest event reported)

Kearny Financial Corp.
(Exact name of Registrant as specified in its Charter)

United States	0-51093	22-3803741
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(973)244-4500

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Results of Operation and Financial Condition

On August 10, 2007, the Registrant issued a press release to report earnings for the quarter ended June 30, 2007. A copy of the press release is furnished with this Form 8-K as an exhibit.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99	Press Release dated August 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEARNY FINANCIAL CORP.
Date: August 13, 2007	By:	/s/ Craig L. Montanaro
Craig L. Montanaro Senior Vice President and Director of Strategic Planning